LOAN AND CREDIT LINE	9 Months Ended
Sep. 30, 2013
LOAN AND CREDIT LINE [Abstract]
LOAN AND CREDIT LINE
NOTE 8:-	LOAN AND CREDIT LINE

In 2011 the Company entered into a loan agreement with Bank Hapoalim Ltd. (the "Loan Agreement") for a loan in the principal amount of $ 35,000 (the "Loan").

The Loan Agreement provides that the principal amount of $ 35,000 bear effective interest at a rate of Libor + 3.15%, which Libor is updated every three months. As of September 30, 2013 the accrued interest is $ 76 and is recorded as part of the accrued expenses. The principal amount is to be repaid in 17 quarterly installments from February 19, 2012, through February 19, 2016 and the interest is to be paid in quarterly payments starting as of February 19, 2011.

The loan is secured by a floating charge over all Company assets as well as several customary fixed charges on specific assets and subject to certain financial covenants.

In March 2013, the Company was provided with a Credit Facility by four financial institutions. Such agreement provides the Company with revolving credit facilities, under which a sum of up to $40.2 million in the form of bank guarantees and $73.5 million in the form of loans shall be available. The new agreement replaced all of the Company's previously existing credit facilities (and with respect to the Loan  provides the same interest and repayment installments set forth in the Loan Agreement), including the Loan Agreement. Each portion of the Credit Facility will be operated by its furnishing financial institution.

Borrowings and repayments shall be made directly with the relevant financial institution. Any amounts repaid during the term of the Credit Facility may be re-borrowed up to the amount available under the loan segment of the Credit Facility. In the framework of the Credit Facility, the Company undertook certain financial and other covenants. The Credit Facility shall terminate, and all borrowings shall be repaid, upon March 14, 2016.

As of September 30, 2013, the Company utilized $ 91.6 million out of $ 113.7 million of loans and bank guarantees available under the Credit Facility. During the period ending on September 30, 2013, the Credit Facility carried interest rates of Libor+2.90% to Libor+3.5%.

The Company undertook to maintain certain financial and other covenants regarding the above loan and Credit Facility. The financial covenants are mainly based on financial ratios that are related to the Company's total shareholders' equity, financial debt, trade receivables balance and working capital. Repayment of the Loan and Credit Facility may be accelerated by the financial institutions in certain events of default including in insolvency events, failure to comply with the financial covenants and an event whereby the Company will no longer be a traded company.

For details regarding change in financial covenants and interest rates after the balance sheet date, see note 1e.

The maturities of the principal amount of the Loan for periods after September 30, 2013 are as follows:

2013	$2,058
2014	8,232
2015	8,232
2016	2,072
$20,594